Exhibit 99.1
Wynn Resorts, Limited Reports Third Quarter 2026 Results

LAS VEGAS, November 5, 2026 — Wynn Resorts, Limited (NASDAQ: WYNN) ("Wynn Resorts" or the "Company") today reported financial results for the third quarter ended September 30, 2026.

Operating revenues were $1.69 billion for the third quarter of 2026, a decrease of $144.7 million from $1.83 billion for the third quarter of 2025. Net income attributable to Wynn Resorts, Limited was $17.3 million for the third quarter of 2026, compared to net income attributable to Wynn Resorts, Limited of $88.3 million for the third quarter of 2025. Diluted net income per share was $0.17 for the third quarter of 2026, compared to diluted net income per share of $0.85 for the third quarter of 2025. Adjusted Property EBITDAR(1) was $464.2 million for the third quarter of 2026, compared to Adjusted Property EBITDAR of $570.1 million for the third quarter of 2025.

“Our third quarter results demonstrated strong operational discipline from the teams in each of our regions,” said Craig Billings, CEO of Wynn Resorts, Limited. “Wynn Las Vegas and our Macau properties both saw healthy demand amid slower market conditions. Wynn Las Vegas was also negatively impacted by a hold rate outside of our expected range. In Boston, the team did an excellent job managing through the strike that began in early September, ensuring that we could continue delighting guests at our resort. The team at Wynn Al Marjan Island has also made substantial progress with ongoing finishing works occurring throughout the property, including the interior fit-out of all guest rooms, as we move closer to a planned September 2027 opening.”

Consolidated Results
Operating revenues were $1.69 billion for the third quarter of 2026, a decrease of $144.7 million from $1.83 billion for the third quarter of 2025. For the third quarter of 2026, operating revenues decreased $51.7 million, $45.8 million, $30.1 million and $17.1 million at Wynn Palace, our Las Vegas Operations, Wynn Macau, and Encore Boston Harbor, respectively, from the third quarter of 2025.

Net income attributable to Wynn Resorts, Limited was $17.3 million for the third quarter of 2026, compared to net income attributable to Wynn Resorts, Limited of $88.3 million for the third quarter of 2025. Diluted net income per share was $0.17 for the third quarter of 2026, compared to diluted net income per share of $0.85 for the third quarter of 2025. Adjusted net income attributable to Wynn Resorts, Limited(2) was $33.9 million, or $0.33 per diluted share, for the third quarter of 2026, compared to adjusted net income attributable to Wynn Resorts, Limited of $88.7 million, or $0.86 per diluted share, for the third quarter of 2025.

Adjusted Property EBITDAR was $464.2 million for the third quarter of 2026, a decrease of $105.9 million compared to Adjusted Property EBITDAR of $570.1 million for the third quarter of 2025. For the third quarter of 2026, Adjusted Property EBITDAR decreased $44.6 million, $34.5 million, $18.5 million, and $8.3 million at our Las Vegas Operations, Wynn Palace, Wynn Macau, and Encore Boston Harbor, respectively, from the third quarter of 2025.

Wynn Resorts, Limited also announced on November 5, 2026 that its Board of Directors declared a cash dividend of $0.25 per share, payable on November 30, 2026 to stockholders of record as of November 16, 2026.

Property Results
Macau Operations
Wynn Palace
Operating revenues from Wynn Palace were $583.8 million for the third quarter of 2026, a decrease of $51.7 million from $635.5 million for the third quarter of 2025. Adjusted Property EBITDAR from Wynn Palace was $165.8 million for the third quarter of 2026, compared to $200.3 million for the third quarter of 2025. Table games win percentage in mass market operations was 25.8%, above the 22.6% experienced in the third quarter of 2025. VIP table games win as a percentage of turnover was 3.82%, above the property's expected range of 3.1% to 3.4% and below the 4.68% experienced in the third quarter of 2025.

Wynn Macau
Operating revenues from Wynn Macau were $335.4 million for the third quarter of 2026, a decrease of $30.1 million from $365.5 million for the third quarter of 2025. Adjusted Property EBITDAR from Wynn Macau was $89.5 million for the third quarter of 2026, compared to $108.0 million for the third quarter of 2025. Table games win percentage in mass market operations was 17.1%, below the 18.7% experienced in the third quarter of 2025. VIP table games win as a percentage of turnover was 4.88%, above the property's expected range of 3.1% to 3.4% and above the 2.93% experienced in the third quarter of 2025.

Las Vegas Operations
Operating revenues from our Las Vegas Operations were $575.2 million for the third quarter of 2026, a decrease of $45.8 million from $621.0 million for the third quarter of 2025. Adjusted Property EBITDAR from our Las Vegas Operations for the third quarter of 2026 was $158.8 million, compared to $203.4 million for the third quarter of 2025. Table games win percentage for the third quarter of 2026 was 18.9%, below the property's expected range of 22% to 26% and below the 23.0% experienced in the third quarter of 2025.

Encore Boston Harbor
Operating revenues from Encore Boston Harbor were $194.7 million for the third quarter of 2026, a decrease of $17.1 million from $211.8 million for the third quarter of 2025. Adjusted Property EBITDAR from Encore Boston Harbor for the third quarter of 2026 was $50.1 million, compared to $58.4 million for the third quarter of 2025. Table games win percentage for the third quarter of 2026 was 18.9%, within the property's expected range of 18% to 22% and below the 20.5% experienced in the third quarter of 2025.

Wynn Al Marjan Island Development
During the third quarter of 2026, the Company contributed $62.2 million of cash to the 40%-owned joint venture that is constructing the Wynn Al Marjan Island development in the UAE, bringing our life-to-date cash contributions to the project to $1.12 billion. Wynn Al Marjan Island is currently expected to open in September 2027.

Balance Sheet
Our cash and cash equivalents as of September 30, 2026 totaled $1.64 billion, excluding $150.2 million of short-term investments held by Wynn Macau, Limited ("WML"). Cash and cash equivalents is comprised of $1.15 billion held by WML and subsidiaries, $371.5 million held by Wynn Resorts Finance, LLC ("WRF") and subsidiaries excluding WML, and $120.3 million held at Corporate and other. As of September 30, 2026, the available borrowing capacity under the WRF Revolver and the WM Cayman II Revolver was $1.03 billion and $1.35 billion, respectively.

Total current and long-term debt outstanding at September 30, 2026 was $10.73 billion, comprised of $5.77 billion of Macau-related debt, $4.37 billion of WRF debt, and $599.1 million of debt held by the retail joint venture which we consolidate.

Recent Debt Financing Activities

In September 2026, WRF and its subsidiary Wynn Resorts Capital Corp. issued $900.0 million aggregate principal amount of 6.875% Senior Notes due 2035 and used the net proceeds from the offering, along with cash on hand, to redeem in full an aggregate principal amount of $900.0 million of Wynn Las Vegas 5.250% Senior Notes due 2027.

Equity Repurchase Program

During the third quarter of 2026, the Company repurchased 627,475 shares of its common stock under its publicly announced equity repurchase program at an average price of $92.61 per share, for an aggregate cost of $58.1 million. As of September 30, 2026, the Company had $268.0 million in repurchase authority remaining under the equity repurchase program.

Conference Call and Other Information
The Company will hold a conference call to discuss its results, including the results of Wynn Resorts Finance, LLC, on November 5, 2026 at 1:30 p.m. PT (4:30 p.m. ET). Interested parties are invited to join the call by accessing a live audio webcast at http://www.wynnresorts.com. On or before November 16, 2026, the Company will make Wynn Resorts Finance, LLC financial information for the quarter ended September 30, 2026 available to noteholders, prospective investors, broker-dealers and securities analysts. Please contact our investor relations office at 702-770-7555 or at investorrelations@wynnresorts.com to obtain access to such financial information.

Forward-looking Statements
This release contains forward-looking statements regarding operating trends and future results of operations. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those we express in these forward-looking statements, including, but not limited to, reductions in discretionary consumer spending, adverse macroeconomic conditions and their impact on levels of disposable consumer income and wealth, changes in interest rates, inflation, a decline in general economic activity or recession in the U.S. and/or global economies, extensive regulation of our business, pending or future legal proceedings, ability to maintain gaming licenses and concessions, dependence on key employees, geopolitical conflicts, adverse tourism trends, travel disruptions caused by events outside of our control, dependence on a limited number of resorts, competition in the casino/hotel and resort industries, uncertainties over the development and success of new gaming and resort properties, construction and regulatory risks associated with current and future projects (including Wynn Al Marjan Island), cybersecurity risk and our leverage and ability to meet our debt service obligations. Additional information concerning potential factors that could affect the Company's financial results is included in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, as supplemented by the Company's other periodic reports filed with the Securities and Exchange Commission from time to time. The Company is under no obligation to (and expressly disclaims any such obligation to) update or revise its forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures
(1) "Adjusted Property EBITDAR" is net income before interest, income taxes, depreciation and amortization, pre-opening expenses, property charges and other expenses, triple-net operating lease rent expense related to Encore Boston Harbor, management and license fees, corporate expenses and other expenses (including intercompany golf course, meeting and convention, and water rights leases), stock-based compensation, change in derivatives fair value, loss on debt financing transactions and other non-operating income and expenses. Adjusted Property EBITDAR is presented exclusively as a supplemental disclosure because management believes that it is widely used to measure the performance, and as a basis for valuation, of gaming companies. Management uses Adjusted Property EBITDAR as a measure of the operating performance of its segments and to compare the operating performance of its properties with those of its competitors, as well as a basis for determining certain incentive compensation. We also present Adjusted Property EBITDAR because it is used by some investors to measure a company's ability to incur and service debt, make capital expenditures and meet working capital requirements. Gaming companies have historically reported EBITDAR as a supplement to GAAP. In order to view the operations of their casinos on a more stand-alone basis, gaming companies, including us, have historically excluded from their EBITDAR calculations pre-opening expenses, property charges, corporate expenses and stock-based compensation, that do not relate to the management of specific casino properties. However, Adjusted Property EBITDAR should not be considered as an alternative to operating income (loss) as an indicator of our performance, as an alternative to cash flows from operating activities as a measure of liquidity, or as an alternative to any other measure determined in accordance with GAAP. Unlike net income, Adjusted Property EBITDAR does not include depreciation or interest expense and therefore does not reflect current or future capital expenditures or the cost of capital. We have significant uses of cash flows, including capital expenditures, triple-net operating lease rent expense related to Encore Boston Harbor, interest payments, debt principal repayments, income taxes and other non-recurring charges, which are not reflected in Adjusted Property EBITDAR. Also, our calculation of Adjusted Property EBITDAR may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

(2) "Adjusted net income attributable to Wynn Resorts, Limited" is net income attributable to Wynn Resorts, Limited before pre-opening expenses, property charges and other expenses, change in derivatives fair value, loss on debt financing transactions, foreign currency remeasurement and other, and income taxes calculated using the specific tax treatment applicable to the adjustments based on their respective jurisdictions. Adjusted net income attributable to Wynn Resorts, Limited and adjusted net income attributable to Wynn Resorts, Limited per diluted share are presented as supplemental disclosures to financial measures in accordance with GAAP because management believes that these non-GAAP financial measures are widely used to measure the performance, and as a principal basis for valuation, of gaming companies. These measures are used by management and/or evaluated by some investors, in addition to net income per share computed in accordance with GAAP, as an additional basis for assessing period-to-period results of our business. Adjusted net income attributable to Wynn Resorts, Limited and adjusted net income attributable to Wynn Resorts, Limited per diluted share may be different from the calculation methods used by other companies and, therefore, comparability may be limited.

The Company has included schedules in the tables that accompany this release that reconcile (i) net income attributable to Wynn Resorts, Limited to adjusted net income attributable to Wynn Resorts, Limited, (ii) operating income (loss) to Adjusted Property EBITDAR, and (iii) net income attributable to Wynn Resorts, Limited to Adjusted Property EBITDAR.

WYNN RESORTS, LIMITED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Operating revenues:
Casino	$1,050,471	$1,174,717	$3,402,992	$3,266,981
Rooms	261,499	270,484	842,183	836,058
Food and beverage	257,657	261,990	781,020	772,926
Entertainment, retail and other	119,426	126,556	376,553	395,976
Total operating revenues	1,689,053	1,833,747	5,402,748	5,271,941
Operating expenses:
Casino	674,247	705,421	2,128,301	1,983,362
Rooms	83,425	86,385	261,785	256,524
Food and beverage	226,298	231,100	691,762	656,167
Entertainment, retail and other	49,968	54,541	161,071	174,768
General and administrative	276,413	275,035	821,732	831,539
Provision for credit losses	9,023	4,505	20,010	9,254
Pre-opening	2,644	7,289	23,621	23,862
Depreciation and amortization	166,782	152,828	492,730	461,156
Property charges and other	22,031	6,154	43,322	31,631
Total operating expenses	1,510,831	1,523,258	4,644,334	4,428,263
Operating income	178,222	310,489	758,414	843,678
Other income (expense):
Interest income	12,645	16,581	38,511	51,799
Interest expense, net of amounts capitalized	(151,735)	(157,581)	(456,274)	(469,740)
Change in derivatives fair value	10,498	(13,176)	100,555	(43,827)
Loss on debt financing transactions	(5,389)	(618)	(5,389)	(1,701)
Other	(1,901)	33,868	(34,081)	(10,670)
Other income (expense), net	(135,882)	(120,926)	(356,678)	(474,139)
Income before income taxes	42,340	189,563	401,736	369,539
Provision for income taxes	(5,577)	(61,136)	(31,863)	(82,746)
Net income	36,763	128,427	369,873	286,793
Less: net income attributable to noncontrolling interests	(19,442)	(40,086)	(92,036)	(59,487)
Net income attributable to Wynn Resorts, Limited	$17,321	$88,341	$277,837	$227,306
Basic and diluted net income per common share:
Net income attributable to Wynn Resorts, Limited:
Basic	$0.17	$0.86	$2.71	$2.19
Diluted	$0.17	$0.85	$2.58	$2.18
Weighted average common shares outstanding:
Basic	102,005	102,909	102,550	103,955
Diluted	102,267	103,636	103,013	104,373

WYNN RESORTS, LIMITED AND SUBSIDIARIES
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO WYNN RESORTS, LIMITED
TO ADJUSTED NET INCOME ATTRIBUTABLE TO WYNN RESORTS, LIMITED
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net income attributable to Wynn Resorts, Limited	$17,321	$88,341	$277,837	$227,306
Pre-opening expenses	2,644	7,289	23,621	23,862
Property charges and other	22,031	6,154	43,322	31,631
Change in derivatives fair value	(10,498)	13,176	(100,555)	43,827
Loss on debt financing transactions	5,389	618	5,389	1,701
Foreign currency remeasurement and other	1,901	(33,868)	34,081	10,670
Income tax impact on adjustments	(4,963)	2,846	(7,347)	(2,008)
Noncontrolling interests impact on adjustments	67	4,143	14,730	(21,810)
Adjusted net income attributable to Wynn Resorts, Limited	$33,892	$88,699	$291,078	$315,179
Adjusted net income attributable to Wynn Resorts, Limited per diluted share	$0.33	$0.86	$2.83	$3.02

Weighted average common shares outstanding - diluted	102,267	103,636	103,013	104,373

WYNN RESORTS, LIMITED AND SUBSIDIARIES
RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED PROPERTY EBITDAR
(in thousands)
(unaudited)

	Three Months Ended September 30, 2026
	Wynn Palace	Wynn Macau	Other Macau	Total Macau Operations	Las Vegas Operations	Encore Boston Harbor	Corporate and Other	Total
Operating income (loss)	$67,905	$50,757	$(10,375)	$108,287	$45,445	$(13,928)	$38,418	$178,222
Pre-opening expenses	375	—	—	375	2,116	—	153	2,644
Depreciation and amortization	57,421	21,109	395	78,925	68,603	15,217	4,037	166,782
Property charges and other	15,305	299	191	15,795	4,957	933	346	22,031
Management and license fees	18,510	10,230	—	28,740	27,157	9,425	(65,322)	—
Corporate expenses and other	2,246	2,112	9,039	13,397	8,147	2,119	15,361	39,024
Stock-based compensation	4,000	5,007	750	9,757	2,393	1,048	7,007	20,205
Triple-net operating lease rent expense	—	—	—	—	—	35,322	—	35,322
Adjusted Property EBITDAR	$165,762	$89,514	$—	$255,276	$158,818	$50,136	$—	$464,230

	Three Months Ended September 30, 2025
	Wynn Palace	Wynn Macau	Other Macau	Total Macau Operations	Las Vegas Operations	Encore Boston Harbor	Corporate and Other	Total
Operating income (loss)	$112,418	$75,195	$(9,653)	$177,960	$96,813	$(2,888)	$38,604	$310,489
Pre-opening expenses	1	—	—	1	210	—	7,078	7,289
Depreciation and amortization	60,012	18,157	399	78,568	57,449	14,194	2,617	152,828
Property charges and other	4,423	190	12	4,625	1,262	128	139	6,154
Management and license fees	20,206	11,318	—	31,524	29,390	10,325	(71,239)	—
Corporate expenses and other	1,893	1,912	8,314	12,119	6,784	1,333	15,485	35,721
Stock-based compensation	1,329	1,226	928	3,483	11,505	360	7,316	22,664
Triple-net operating lease rent expense	—	—	—	—	—	34,942	—	34,942
Adjusted Property EBITDAR	$200,282	$107,998	$—	$308,280	$203,413	$58,394	$—	$570,087

WYNN RESORTS, LIMITED AND SUBSIDIARIES
RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED PROPERTY EBITDAR
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2026
	Wynn Palace	Wynn Macau	Other Macau	Total Macau Operations	Las Vegas Operations	Encore Boston Harbor	Corporate and Other	Total
Operating income (loss)	$293,891	$149,277	$(26,782)	$416,386	$260,690	$(34,331)	$115,669	$758,414
Pre-opening expenses	1,037	146	—	1,183	5,928	—	16,510	23,621
Depreciation and amortization	181,156	62,361	1,190	244,707	192,481	44,190	11,352	492,730
Property charges and other	21,084	3,030	201	24,315	14,750	3,600	657	43,322
Management and license fees	60,408	31,008	—	91,416	88,379	29,601	(209,396)	—
Corporate expenses and other	7,036	7,062	23,096	37,194	24,563	5,698	40,588	108,043
Stock-based compensation	6,460	7,757	2,295	16,512	19,713	2,000	24,620	62,845
Triple-net operating lease rent expense	—	—	—	—	—	105,981	—	105,981
Adjusted Property EBITDAR	$571,072	$260,641	$—	$831,713	$606,504	$156,739	$—	$1,594,956

	Nine Months Ended September 30, 2025
	Wynn Palace	Wynn Macau	Other Macau	Total Macau Operations	Las Vegas Operations	Encore Boston Harbor	Corporate and Other	Total
Operating income (loss)	$267,743	$190,925	$(25,276)	$433,392	$323,349	$(12,576)	$99,513	$843,678
Pre-opening expenses	4,205	—	—	4,205	3,065	—	16,592	23,862
Depreciation and amortization	175,793	55,661	1,195	232,649	178,898	42,389	7,220	461,156
Property charges and other	6,246	5,629	28	11,903	10,327	6,691	2,710	31,631
Management and license fees	55,311	32,339	—	87,650	88,838	30,915	(207,403)	—
Corporate expenses and other	6,144	6,306	21,201	33,651	22,272	4,606	58,219	118,748
Stock-based compensation	3,931	3,847	2,852	10,630	34,837	2,285	23,149	70,901
Triple-net operating lease rent expense	—	—	—	—	—	105,397	—	105,397
Adjusted Property EBITDAR	$519,373	$294,707	$—	$814,080	$661,586	$179,707	$—	$1,655,373

WYNN RESORTS, LIMITED AND SUBSIDIARIES
RECONCILIATION OF NET INCOME ATTRIBUTABLE TO WYNN RESORTS, LIMITED TO
ADJUSTED PROPERTY EBITDAR
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Net income attributable to Wynn Resorts, Limited	$17,321	$88,341	$277,837	$227,306
Net income attributable to noncontrolling interests	19,442	40,086	92,036	59,487
Pre-opening expenses	2,644	7,289	23,621	23,862
Depreciation and amortization	166,782	152,828	492,730	461,156
Property charges and other	22,031	6,154	43,322	31,631
Triple-net operating lease rent expense	35,322	34,942	105,981	105,397
Corporate expenses and other	39,024	35,721	108,043	118,748
Stock-based compensation	20,205	22,664	62,845	70,901
Interest income	(12,645)	(16,581)	(38,511)	(51,799)
Interest expense, net of amounts capitalized	151,735	157,581	456,274	469,740
Change in derivatives fair value	(10,498)	13,176	(100,555)	43,827
Loss on debt financing transactions	5,389	618	5,389	1,701
Other	1,901	(33,868)	34,081	10,670
Provision for income taxes	5,577	61,136	31,863	82,746
Adjusted Property EBITDAR	$464,230	$570,087	$1,594,956	$1,655,373

WYNN RESORTS, LIMITED AND SUBSIDIARIES
SUPPLEMENTAL DATA SCHEDULE
(dollars in thousands, except for win per unit per day, ADR and REVPAR)
(unaudited)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	Percent Change	2026	2025	Percent Change
Wynn Palace Supplemental Information
Operating revenues
Casino	$495,808	$542,439	(8.6)	$1,625,081	$1,435,245	13.2
Rooms	36,048	37,396	(3.6)	109,870	112,492	(2.3)
Food and beverage	31,375	33,293	(5.8)	96,195	95,477	0.8
Entertainment, retail and other	20,540	22,344	(8.1)	65,362	67,828	(3.6)
Total	$583,771	$635,472	(8.1)	$1,896,508	$1,711,042	10.8

Adjusted Property EBITDAR (6)	$165,762	$200,282	(17.2)	$571,072	$519,373	10.0

Casino statistics:
VIP:
Average number of table games	48	52	(7.7)	48	53	(9.4)
VIP turnover	$2,794,816	$3,261,314	(14.3)	$9,878,634	$11,337,407	(12.9)
VIP table games win (1)	$106,876	$152,478	(29.9)	$323,431	$373,481	(13.4)
VIP table games win as a % of turnover	3.82%	4.68%		3.27%	3.29%
Table games win per unit per day	$24,323	$32,401	(24.9)	$24,500	$25,888	(5.4)
Mass market:
Average number of table games	286	247	15.8	283	248	14.1
Table drop (2)	$1,791,654	$2,057,789	(12.9)	$5,662,690	$5,606,241	1.0
Table games win (1)	$462,711	$465,683	(0.6)	$1,549,856	$1,299,679	19.2
Table games win %	25.8%	22.6%		27.4%	23.2%
Table games win per unit per day	$17,587	$20,714	(15.1)	$20,094	$19,282	4.2
Average number of slot machines	711	653	8.9	719	643	11.8
Slot machine handle	$711,487	$710,156	0.2	$2,532,354	$2,202,840	15.0
Slot machine win (3)	$29,897	$30,482	(1.9)	$106,049	$92,320	14.9
Slot machine win per unit per day	$457	$513	(10.9)	$540	$528	2.3
Room statistics:
Occupancy	99.0%	98.2%		99.0%	98.4%
ADR (4)	$213	$221	(3.6)	$220	$225	(2.2)
REVPAR (5)	$211	$217	(2.8)	$218	$222	(1.8)
Note: Our casino operations in Macau were closed for a 1-day period in September 2025 due to Typhoon Ragasa.

WYNN RESORTS, LIMITED AND SUBSIDIARIES
SUPPLEMENTAL DATA SCHEDULE
(dollars in thousands, except for win per unit per day, ADR and REVPAR)
(unaudited) (continued)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	Percent Change	2026	2025	Percent Change
Wynn Macau Supplemental Information
Operating revenues
Casino	$286,086	$314,489	(9.0)	$863,544	$883,419	(2.2)
Rooms	20,628	21,149	(2.5)	62,855	66,188	(5.0)
Food and beverage	16,748	17,343	(3.4)	52,779	53,155	(0.7)
Entertainment, retail and other	11,966	12,532	(4.5)	37,188	36,524	1.8
Total	$335,428	$365,513	(8.2)	$1,016,366	$1,039,286	(2.2)

Adjusted Property EBITDAR (6)	$89,514	$107,998	(17.1)	$260,641	$294,707	(11.6)

Casino statistics:
VIP:
Average number of table games	11	17	(35.3)	11	23	(52.2)
VIP turnover	$470,355	$1,019,346	(53.9)	$1,484,342	$3,438,127	(56.8)
VIP table games win (1)	$22,940	$29,873	(23.2)	$36,261	$79,025	(54.1)
VIP table games win as a % of turnover	4.88%	2.93%		2.44%	2.30%
Table games win per unit per day	$23,504	$18,871	24.6	$11,991	$12,862	(6.8)
Mass market:
Average number of table games	214	238	(10.1)	215	230	(6.5)
Table drop (2)	$1,624,967	$1,633,273	(0.5)	$5,280,410	$4,793,914	10.1
Table games win (1)	$277,960	$305,761	(9.1)	$866,285	$875,146	(1.0)
Table games win %	17.1%	18.7%		16.4%	18.3%
Table games win per unit per day	$14,151	$14,139	0.1	$14,733	$13,993	5.3
Average number of slot machines	936	809	15.7	923	763	21.0
Slot machine handle	$876,965	$855,707	2.5	$3,306,751	$2,718,205	21.7
Slot machine win (3)	$29,085	$25,588	13.7	$100,222	$75,148	33.4
Slot machine win per unit per day	$338	$347	(2.6)	$398	$362	9.9
Room statistics:
Occupancy	99.1%	98.8%		99.4%	99.1%
ADR (4)	$204	$207	(1.4)	$212	$219	(3.2)
REVPAR (5)	$202	$205	(1.5)	$210	$217	(3.2)
Note: Our casino operations in Macau were closed for a 1-day period in September 2025 due to Typhoon Ragasa.

WYNN RESORTS, LIMITED AND SUBSIDIARIES
SUPPLEMENTAL DATA SCHEDULE
(dollars in thousands, except for win per unit per day, ADR and REVPAR)
(unaudited) (continued)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	Percent Change	2026	2025	Percent Change
Las Vegas Operations Supplemental Information
Operating revenues
Casino	$123,379	$161,576	(23.6)	$459,674	$471,071	(2.4)
Rooms	181,827	186,712	(2.6)	602,520	590,561	2.0
Food and beverage	193,976	192,544	0.7	578,392	566,847	2.0
Entertainment, retail and other	75,972	80,180	(5.2)	239,645	256,451	(6.6)
Total	$575,154	$621,012	(7.4)	$1,880,231	$1,884,930	(0.2)

Adjusted Property EBITDAR (6)	$158,818	$203,413	(21.9)	$606,504	$661,586	(8.3)

Casino statistics:
Average number of table games	246	233	5.6	243	234	3.8
Table drop (2)	$592,931	$652,293	(9.1)	$1,916,475	$1,854,052	3.4
Table games win (1)	$112,132	$150,073	(25.3)	$437,197	$427,109	2.4
Table games win %	18.9%	23.0%		22.8%	23.0%
Table games win per unit per day	$4,959	$6,994	(29.1)	$6,586	$6,691	(1.6)
Average number of slot machines	1,554	1,573	(1.2)	1,562	1,575	(0.8)
Slot machine handle	$1,777,297	$1,818,133	(2.2)	$5,405,901	$5,356,473	0.9
Slot machine win (3)	$119,090	$123,500	(3.6)	$356,433	$370,350	(3.8)
Slot machine win per unit per day	$833	$854	(2.5)	$836	$861	(2.9)
Poker rake	$4,720	$5,148	(8.3)	$16,231	$17,583	(7.7)
Room statistics:
Occupancy	85.5%	85.7%		86.0%	87.4%
ADR (4)	$522	$505	3.4	$564	$527	7.0
REVPAR (5)	$447	$433	3.2	$485	$461	5.2

WYNN RESORTS, LIMITED AND SUBSIDIARIES
SUPPLEMENTAL DATA SCHEDULE
(dollars in thousands, except for win per unit per day, ADR and REVPAR)
(unaudited) (continued)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2026	2025	Percent Change	2026	2025	Percent Change
Encore Boston Harbor Supplemental Information
Operating revenues
Casino	$145,198	$156,213	(7.1)	$454,693	$477,246	(4.7)
Rooms	22,996	25,227	(8.8)	66,938	66,817	0.2
Food and beverage	15,558	18,810	(17.3)	53,654	57,447	(6.6)
Entertainment, retail and other	10,948	11,500	(4.8)	34,358	35,173	(2.3)
Total	$194,700	$211,750	(8.1)	$609,643	$636,683	(4.2)

Adjusted Property EBITDAR (6)	$50,136	$58,394	(14.1)	$156,739	$179,707	(12.8)

Casino statistics:
Average number of table games	165	172	(4.1)	170	172	(1.2)
Table drop (2)	$317,038	$323,981	(2.1)	$989,695	$1,002,226	(1.3)
Table games win (1)	$59,844	$66,257	(9.7)	$188,180	$208,155	(9.6)
Table games win %	18.9%	20.5%		19.0%	20.8%
Table games win per unit per day	$3,931	$4,187	(6.1)	$4,060	$4,433	(8.4)
Average number of slot machines	2,628	2,727	(3.6)	2,660	2,721	(2.2)
Slot machine handle	$1,296,855	$1,397,554	(7.2)	$4,033,495	$4,120,102	(2.1)
Slot machine win (3)	$102,396	$110,797	(7.6)	$322,420	$327,752	(1.6)
Slot machine win per unit per day	$423	$442	(4.3)	$444	$441	0.7
Poker rake	$5,045	$5,410	(6.7)	$15,950	$16,482	(3.2)
Room statistics:
Occupancy	91.9%	95.5%		90.1%	92.2%
ADR (4)	$430	$431	(0.2)	$414	$399	3.8
REVPAR (5)	$395	$412	(4.1)	$373	$368	1.4
(1)Table games win is shown before discounts, commissions and the allocation of casino revenues to rooms, food and beverage and other revenues for services provided to casino customers on a complimentary basis.
(2)In Macau, table drop is the amount of cash that is deposited in a gaming table's drop box plus cash chips purchased at the casino cage. In Las Vegas, table drop is the amount of cash and net markers issued that are deposited in a gaming table's drop box. At Encore Boston Harbor, table drop is the amount of cash and gross markers that are deposited in a gaming table's drop box.
(3)Slot machine win is calculated as gross slot machine win minus progressive accruals and free play.
(4)ADR is average daily rate and is calculated by dividing total room revenues including complimentaries (less service charges, if any) by total rooms occupied.
(5)REVPAR is revenue per available room and is calculated by dividing total room revenues including complimentaries (less service charges, if any) by total rooms available.
(6)Refer to accompanying reconciliations of Operating Income (Loss) to Adjusted Property EBITDAR and Net Income Attributable to Wynn Resorts, Limited to Adjusted Property EBITDAR.

SOURCE:
Wynn Resorts, Limited
CONTACT:
Lauren Seiler
702-770-7555
investorrelations@wynnresorts.com